UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): March 3, 2011

Valeant Pharmaceuticals International, Inc.
(Exact name of registrant as specified in its charter)

Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7150 Mississauga Road
Mississauga, Ontario
Canada		L5N 8M5
(Address of principal executive offices)		(Zip Code)
(905) 286-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 3, 2011, Valeant Pharmaceuticals International, Inc. (NYSE: VRX) (TSX: VRX) issued a press release announcing that Valeant Pharmaceuticals International, its wholly owned indirect subsidiary, has priced its offering of $950 million aggregate principal amount of its 6.500% Senior Notes due 2016 and $550 million aggregate principal amount of its 7.250% Senior Notes due 2022. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
99.1	Press Release announcing the pricing of the offering, dated March 3, 2011

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.,
By:	/s/ Philip W. Loberg
	Name:	Philip W. Loberg
	Title:	Executive Vice President and Chief Financial Officer

March 3, 2011

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release announcing the pricing of the offering, dated March 3, 2011